                                                                   EXHIBIT 10.28


                           MASTER SECURITY AGREEMENT
                   (dated as of March 21, 2001 ("Agreement")

     THIS AGREEMENT is between GENERAL ELECTRIC CAPITAL CORPORATION (together with its successors and assigns, if any, "SECURED PARTY") and MICRO GENERAL CORPORATION ("DEBTOR"). Secured Party has an office at Katella Avenue, Suite 800, Anaheim, CA 92806. Debtor is a trust organized and existing under the laws of the state of Delaware. Debtor's mailing address and chief place of business is 2510 N. Redhill Avenue., Suite 230, Santa Ana, CA 92705.

1.   CREATION OF SECURITY INTEREST.

     Debtor grants to Secured Party, its successors and assigns, a security interest in and against all property listed on any collateral schedule now or in the future annexed to or made a part of this Agreement ("COLLATERAL SCHEDULE"), and in and against all additions, attachments, accessories to such property, all substitutions, replacements or exchanges, therefore,, and all insurance and or other proceeds thereof (all such property is individually and collectively called the "COLLATERAL"). This security interest is given to secure the payment and performance of all debts, obligations and liabilities of any kind whatsoever of Debtor to Secured Party, now existing or arising in the future, including but not limited to the payment and performance of certain Promissory Notes from time to time identified on any Collateral Schedule (collectively "NOTES" and each a "NOTE"), and any renewals, extensions and modifications of such debts, obligations and liabilities (such Notes, debts, obligations and liabilities are called the "INDEBTEDNESS"). Notwithstanding anything to the contrary contained in this Agreement, to the extent that Secured Party asserts a purchase money security interest in any items of Collateral ("PMSI COLLATERAL"): (i) the PMSI Collateral shall secure only that portion of the Indebtedness which has been advanced by Secured Party to enable Debtor to purchase, or acquire rights in or the use of such PMSI Collateral (the "PMSI INDEBTEDNESS"), and (ii) no other Collateral shall secure the PMSI Indebtedness.

2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OR DEBTOR.

     Debtor represents, warrants, and covenants as of this date of this Agreement and as of the date of each Collateral Schedule that:

     (a) Debtor is, and will remain, duly organized and in good standing under the laws of the State set forth in the preamble of this Agreement, has its chief executive offices at the location specified in the preamble, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business operations,

     (b) Debtor has adequate power and capacity to enter into, and to perform its obligations under this Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing are called the "DEBT DOCUMENTS");

     (c) This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

     (d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by Debtor of any of the Debt Documents, except any already obtained.

     (e) The entry into, and performance by, Debtor of the Debt Document will not (i) violate any of the organizational documents of Debtor or any judgement, order, law or regulation, applicable to Debtor, or (ii) result in any breach of or constitute a default under any contract to which Debtor is a party, or result in the creation of any lien, claim or encumbrance on any of Debtor's property (except for liens in favor of Secured Party) pursuant to any indenture, mortgage, deed of trust, bank loan, credit agreement or other agreement or instrument to which Debtor is a party;

     (f) There are no suits or proceedings pending in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor,its business or operations, or its ability to perform its obligations under the Debt Documents, nor does Debtor have reason to believe that any suits or proceedings are threatened;

     (g) All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change in Debtors financial condition;

     (h) The Collateral is not, and will not be, used By Debtor for personal, family or household purposes;

     (i) The Collateral is, and will remain, in good condition and repair and Debtor will not be negligent in its care and use;

     (j) Debtor is, and will remain, the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement; and

     (k) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of any kind whatsoever, except for (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the judgement of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral, and (iii) inchoate, materialmen's, mechanic's, repairmen's and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such liens are called "PERMITTED LIENS").


3.   COLLATERAL.

     (a) Until the declaration of any default, Debtor shall remain in possession of the Collateral; except that Secured Party shall have the right to possess (1) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral in which Secured Party's security interest may be perfected only by possession. Secured Party may inspect any of the Collateral during normal business hours after giving Debtor reasonable prior notice. If Secured Party asks, Debtor will promptly notify Secured Party in writing of the location of any Collateral.

     (b)  Debtor shall (i) use the Collateral only in its trade or business,
(ii) maintain all of the Collateral in good operating order and repair, normal wear and tear excepted, (iii) use and maintain the Collateral only in compliance with manufacturers recommendations and all applicable laws, and (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

     (c)  Debtor shall not, without the prior written consent of Secured Party,
(i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the continental United States, or (iii) sell, rent, lease, mortgage, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.

     (d) Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on its use, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral and effect compliance with the terms of this Agreement or any of the other Debt Documents. Debtor agrees to reimburse Secured Party, on demand, all costs and expenses incurred by Secured Party in connection with such payment or performance and agrees that such reimbursement obligation shall constitute indebtedness.

     (e) Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party shall have the right to inspect and make copies of all of Debtor's books and records relating to the Collateral during normal business hours, after giving Debtor reasonable prior notice.

     (f) Debtor agrees and acknowledges that any third person who may at any time possess all or any portion of the Collateral shall be deemed to hold, and shall hold, the Collateral as the agent of, and as pledge holder for, Secured Party. Secured Party may at any time give notice to any third person described in the preceding sentence that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.

4. INSURANCE.

     (a) Debtor shall at all times bear the entire risk of any loss, theft, damage to, or destruction of, any of the Collateral from any cause whatsoever.

     (b) Debtor agrees to keep the Collateral insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and if requested by Secured Party, against such other risks as Secured Party may reasonably require. The insurance coverage shall be in an amount no less than the full replacement value of the Collateral, and deductible amounts, insurers and policies shall be acceptable to Secured Party. Debtor shall deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as a loss payee, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide that coverage may not be canceled or altered by the insurer except upon thirty (30) days prior written notice to Secured Party. Debtor appoints Secured Party as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments. Secured Party shall not act as Debtors attorney-in-fact unless Debtor is in default. Proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the indebtedness.

5.   REPORTS.

     (a) Debtor shall promptly notify Secured Party of (i) any change in the name of Debtor, (ii) any relocation of its chief executive offices, (iii) any relocation of any of the Collateral, (iv) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (v) any lien, claim or encumbrance other than Permitted Liens attaching to or being made against any of the Collateral.

     (b) Debtor will deliver to Secured party Debtors complete financial statements, certified by a recognized firm of certified public accountants, within ninety (90) days of the close of each fiscal year of Debtor. If Secured Party requests, Debtor will deliver to Secured Party copies of Debtors quarterly financial reports certified by Debtors chief financial officer, within ninety
(90) days after the close of each of Debtors fiscal quarter. Debtor will deliver to Secured Party copies of all Forms 10-K and 10-Q, if any, within 30 days after the dates on which they are filed with the Securities and Exchange Commission.

6.   FURTHER ASSURANCES.

     (a) Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and shall do such other acts and things as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall obtain and furnish to Secured Party any subordinations, releases, landlord, lessor, or mortgagee waivers, and similar documents as may be from time to time requested by, and in form and substance satisfactory to, Secured Party.

     (b) Debtor irrevocably grants to Secured Party the power to sign Debtor's name and generally to act on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral; this power is coupled with Secured Party's interest in the Collateral. Debtor shall, if any certificate of title be requested or permitted by law for any of the Collateral, obtain and promptly deliver to Secured Party such certificate showing the lien of this Agreement with respect to the Collateral.

     (c) Debtor shall indemnify and defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against all claims, actions and suits (including, without limitation, related attorneys' fees) of any kind whatsoever arising, directly or indirectly, in connection with any of the Collateral.

7.   DEFAULT AND REMEDIES.

          (a) Debtor shall be in default under this Agreement and each of the other Deb Documents if:

               (i) Debtor breaches its obligation to pay when due any installment or other amount due or coming due under any of the Debt Documents;

               (ii) Debtor, without the prior written consent of Secured Party, attempts to or does sell, rent, lease, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

               (iii) Debtor breaches any of its insurance obligations under
Section 4;

               (iv) Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure that breach within thirty (30) days after written notice from Secured Party;

     (v) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;

     (vi) Any of the Collateral is subjected to attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or if any legal or administrative proceeding is commenced against Debtor or any of the Collateral, which in the good faith judgment of Secured Party subjects any of the Collateral to a material risk of attachment, execution, levy, seizure or confiscation and no bond is posted or protective order obtained to negate such risk;

     (vii) Debtor breaches or is in default under any other agreement between Debtor and Secured Party;

     (viii) Debtor or any guarantor or other obligor for any of the Indebtedness (collectively "GUARANTOR") dissolves, terminates its existence, becomes insolvent or ceases to do business as a going concern;

     (ix) If Debtor or any Guarantor is a natural person, Debtor or any such Guarantor dies or becomes incompetent;

     (x) A receiver is appointed for all or of any part of the property of Debtor or any Guarantor, or Debtor or any Guarantor makes any assignment for the benefit of creditors;

     (xi) Debtor or any Guarantor files a petition under any bankruptcy, insolvency or similar law, or any such petition is filed against Debtor or any Guarantor and is not dismissed within forty-five (45) days; or

     (xii) At any time during the term of this Agreement the ownership of Debtor changes such that Fidelity National Financial, Inc. does not own more than 50% of the outstanding shares or other ownership interest of Debtor or Guarantor, as the case may be, without the prior written consent of Secured Party.

 (b) If Debtor is in default, the Secured Party, at its option, may declare any or all of the Indebtedness to be immediately due and payable, without demand or notice to Debtor or any Guarantor. The accelerated obligations and liabilities shall bear interest (both before and after any judgment) until paid in full at the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.

 (c) After default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession of and remove the Collateral from the premises or store it on the premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds from such disposition to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor's premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice that Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least five (5) days prior to such action.

 (d) Proceeds from any sale or lease or other disposition shall be applied: first, to all costs of repossession, storage, and disposition including without limitation attorneys', appraisers', and auctioneers' fees; second, to discharge the obligations then in default; third, to discharge any other Indebtedness of Debtor to Secured Party, whether as obligor, endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus. Debtor shall remain fully liable for any deficiency.

 (e) Debtor agrees to pay all reasonable attorneys' fees and other costs incurred by Secured Party in connection with the enforcement, assertion, defense or preservation of Secured Party's rights and remedies under this Agreement, or if prohibited by law, such lesser sum as may be permitted. Debtor further agrees that such fees and costs shall constitute Indebtedness.

 (f) Secured Party's rights and remedies under this Agreement or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege. SECURED PARTY SHALL NOT BE DEEMED TO HAVE WAIVED ANY OF ITS RIGHTS UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT, INSTRUMENT OR PAPER SIGNED BY DEBTOR UNLESS SUCH WAIVER IS EXPRESSED IN WRITING AND SIGNED BY SECURED PARTY. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

 (g) DEBTOR AND SECURED PARTY UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY
TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THE WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

8.   MISCELLANEOUS.

     (a) This Agreement, any Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor, and Debtor agrees not to assert against any such assignee, or assignees, any defense, set-off, recoupment claim or counterclaim which Debtor has or may at any time have against Secured Party for any reason whatsoever. Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor will pay all amounts payable under any assigned Debt Documents to such assignee or as instructed by Secured Party. Debtor also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee.

     (b) All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth in this Agreement (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail, and (iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term "business day" shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed.


                                                                   INITIALS_____

        (c) Secured Party may correct patent errors and fill in the blanks in this Agreement or in any Collateral Schedule consistent with the agreement of the parties.

        (d) Time is of the essence of this Agreement. This agreement shall be binding, jointly and severally, upon all parties described as the "Debtor" and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured party, its successors and assigns.

        (e) This Agreement and its Collateral Schedules constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior understandings (whether written, verbal or implied) with respect to such subject matter. THIS AGREEMENT AND ITS COLLATERAL SCHEDULES SHALL NOT BE CHANGED OR TERMINATED ORALLY OR BY COURSE OF CONDUCT, BUT ONLY BY A WRITING SIGNED BY BOTH PARTIES. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation of this Agreement.

        (f) This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Secured Party. the surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated if Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).

        (g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUCTED
             IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE). INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT.


        IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.


SECURED PARTY:                                 DEBTOR:

General Electric Capital Corporation           Micro General Corporation

    /s/ LEAH A. SMITH                             /s/ DALE CHRISTENSEN
By: --------------------------------           By:---------------------------

      Leah A. Smith                                 Dale Christensen
Name:-------------------------------           Name:--------------------------

         Operations Manager                          Chief Financial Officer
Title:------------------------------           Title:-------------------------

================================================================================
(2 party)
                   MASTER SECURITY AGREEMENT - ACCOUNTS RIDER


This ACCOUNTS RIDER (this "Rider") is entered into as of the 21st day of March, 2001, between General Electric Capital Corporation, a New York corporation ("SECURED PARTY") and Micro General Corp. a Delaware corporation ("DEBTOR") with its chief executive offices at 2510 N. Redhill Ave., Suite 230, Santa Ana, California 92705-5542, and is hereby made a part of and incorporated into that certain Master Security Agreement, dated March 21, 2001, (the "AGREEMENT"). Capitalized terms not otherwise defined herein shall have the meaning described to them in the Agreement.

                                   WITNESSETH:

Secured Party and Debtor agree as follows:

1.   SECURITY

As additional security for the Indebtedness, Debtor hereby grants Secured Party a security interest in, and assigns to Secured Party all of Debtor's right, title and interest in, to and under, that certain Software Services Agreement, dated February 28, 2001 between Debtor and Fidelity National Financial, Inc. (OBLIGOR"), including all amounts payable thereunder by Obligor and all substitutions, replacements and proceeds of the foregoing and any lien or other security interest that secures or may secure any of the foregoing (collectively, the "ACCOUNT" and such Account shall constitute "COLLATERAL" as that term is defined in the Agreement).

2.   COVENANTS, WARRANTIES AND REPRESENTATIONS

With respect to the Account, Debtor covenants, warrants, and represents to Secured Party that: (a) such Account is genuine and in all respects what it purports to be and is enforceable against Obligor in accordance with its terms;
(b) all names, addresses, amounts, signatures, dates and other facts set forth in the Software Services Agreement are true, accurate and complete; (c) pursuant to the Account, Obligor is obligated to pay to Debtor or its assigns, 24 payments, each in the amount of $59,656.11, commencing March 15, 2001 and continuing on the same day of each of the next 23 months thereafter, and the obligation of Obligor to make such payments is unconditional and not subject to any right of set-off, defense, claim or counterclaim of any kind whatsoever; (d) Debtor is not in breach of or default under any of its obligations with respect to the Account, and Debtor agrees to comply with and perform all of its obligations with respect to the Account; (e) Debtor shall not in any manner amend, modify or waive, or agree to amend, modify or waive, any term or provision (including but not limited to the payment terms) of the Account without the prior written consent of Secured Party; (f) the Account is free of all liens, claims, encumbrances or security interests (except for the security interest of Secured Party), and shall remain so as long as any indebtedness remains outstanding under the Agreement; (g) the Software Services Agreement complies with all applicable laws and evidences the entire agreement of Debtor and Obligor with respect to the subject matter thereof; (h) there is only one original of the Software Services Agreement and that original has been delivered to Secured Party; (i) no amounts payable with respect to the Account have been or will be prepaid, and Obligor is not holding any security deposits with respect to the Account.

3.   COLLECTIONS

Notwithstanding anything to the contrary contained herein, Debtor is authorized and permitted to collect the Account unless and until a default has occurred under the Agreement. Upon a default under the Agreement, Secured Party may enforce payment and collect, by legal proceedings or otherwise, the Account in the name of Debtor or Secured Party and take control in any manner any cash or non-cash items of payment or proceeds of the Account. Without limiting the generality of the foregoing, at any time following a default under the Agreement, Secured Party may, without notice to Debtor, notify Obligor of Debtor's default under the Agreement and instruct Obligor to make all future payments directly to Secured Party. Debtor shall, upon the signing of this Rider, deliver to GE Capital a "Notice of Assignment of Account" in the form of Exhibit A hereto, bearing Debtor's original signature, and with the date and address of the obligor left blank. Upon a default under the Agreement, Secured Party is authorized to date the Notice, insert the then current address of Obligor, and send such Notice to Obligor. Any amounts received by Debtor after a default under the Agreement shall be (i) held by Debtor in trust for Secured Party, (ii) kept separate and apart from Debtor's own funds so that they are capable of identification as the property of Secured Party, and (iii) immediately delivered to Secured Party.

4.   POWER OF ATTORNEY

Debtor hereby irrevocably makes and appoints Secured Party (and any person designated by it) as Debtor's true and lawful attorney with full power to (a) demand payment, enforce payment and otherwise exercise all of Debtor's rights and remedies with respect to the collection of the Account; (b) settle, adjust, compromise, extend or renew the Account; (c) settle adjust or compromise any legal proceeding brought to collect the Account;
(d) sell or assign the Account upon such terms, for such amounts and at such time or times as Secured Party may deem advisable; (e) discharge and release the Account; (f) prepare, file and sign Debtor's name on any Proof of Claim in Bankruptcy or similar document against Obligor; (g) prepare and file any notice of lien, claim of lien, assignment or satisfaction of lien or similar document in connection with the Account and sign Debtor's name thereon; (h) endorse the name of Debtor upon any of the items of payment with respect to the Account and credit the same to the account of Secured Party; (i) endorse the name of Debtor upon any chattel paper, document, negotiable instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Account; and (j) sign the name of Debtor to verifications of Account and notices thereof to Obligor. The power of attorney granted by this Section is coupled with an interest and is irrevocable so long as any Indebtedness remain outstanding. NOTWITHSTANDING THE FOREGOING, UNLESS AND UNTIL A DEFAULT HAS OCCURRED UNDER THE AGREEMENT, SECURED PARTY AGREES NOT EXERCISE ANY OF ITS POWERS PURSUANT TO THE FOREGOING POWER OF ATTORNEY.

5. CONTINUING REQUIREMENTS

Debtor shall, so long as any Indebtedness remains outstanding: (a) not permit or agree to any extension, compromise, waiver or settlement with respect to the Account or make any change or modification of any kind or nature with respect to the Account, including any of the terms relating thereto; (b) immediately upon Debtor's receipt or learning thereof, furnish to and inform Secured Party of all adverse information relating to the financial condition of Obligor; (c) upon a default under the Agreement and at all times thereafter, affix appropriate endorsements or assignments upon all such items of payment and proceeds so that the same may be properly deposited by Secured Party to Secured Party's account; (d) deliver a monthly report to Secured specifying whether or not payment has been made on the Account by Obligor, and the date and amount of such payment; and (e) execute and deliver to Secured Party, and perform such other acts, as Secured Party requires to protect, perfect and maintain the security interests granted herein (including but not limited to executing a UCC Financing Statement) and to enable Secured Party to collect the payments due under the Accounts following a default under the Agreement, and to carry out the terms and conditions of this Agreement.

6. RELEASE

Debtor releases Secured Party from any and all claims and causes of action which Debtor may now or hereafter have for any loss or damage to it claimed to be caused by or arising out of any exercise by Secured Party of any of its rights set forth in this Rider or the Agreement.

7. BOOKS AND RECORDS

Debtor represents and warrants that it keeps and maintains all books and records pertaining to the Accounts at its principal place of business specified in the Agreement and agrees to give Secured Party at least ten (10) days prior written notice before moving any thereof to any other location. Secured Party shall have the right, from time to time. to inspect the books and records of Debtor with respect to the Account, and to verify directly with Obligor the validity, amount or any other matter relating to the Account by mail, telephone or otherwise, in the name of Debtor or Secured Party.

Except as otherwise expressly provided herein, all terms and conditions of the Agreement shall remain in full force and effect.


GENERAL ELECTRIC CAPITAL CORPORATION         MICRO GENERAL CORPORATION

By: /s/ LEAH A. SMITH                        By: /s/ DALE CHRISTENSEN
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Name:   Leah A. Smith                        Name:   Dale Christensen
     ------------------------                     --------------------------

Title:  Operations Manager                   Title: Chief Financial Officer
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